UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Arrow Electronics, Inc. (the "Company") with the Securities and Exchange Commission on March 23, 2021.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

The Company has determined upon further review that the trading restrictions under Section 306(a) of the Sarbanes-Oxley Act of 2002 are not applicable and has notified its directors and executive officers accordingly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: April 28, 2021	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Vice President and Interim Chief Legal Officer